UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 22, 2008

BURGER KING HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32875	75-3095469
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5505 Blue Lagoon Drive
Miami, Florida
(Address of Principal Executive Offices)
33126
(Zip Code)

(305) 378-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 22, 2008, Andrew B. Balson, David Bonderman and Adrian Jones resigned as members of the Board of Directors of Burger King Holdings, Inc. (the “Company”) effective June 30, 2008.
The Company issued a press release dated May 27, 2008 announcing the resignations of Messrs. Balson, Bonderman and Jones. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release of Burger King Holdings, Inc. dated May 27, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.
By:	/s/ Anne Chwat
Anne Chwat
General Counsel and Secretary

Date: May 27, 2008

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